Atlas U.S. Tactical Income Fund, Inc.

Supplement dated August 15, 2025
to the Prospectus and Statement of Additional Information (“SAI”) of
Atlas U.S. Tactical Income Fund, Inc. (the “Fund”)
dated February 1, 2025

This Supplement provides changes to certain disclosures to the Fund’s Prospectus and SAI, and should be read in conjunction with, the Prospectus and SAI each dated February 1, 2025.

Jaime Pandal has resigned from Atlas Asset Management LLC, advisor to the Fund, and from his roles as Interested Director and Officer of the Fund. Effective immediately, all references to Mr. Pandal in the Prospectus and SAI should be disregarded.

Effective until August 21, 2025, Paul Hopgood, President of the Fund will serve as interim Vice-President, Treasurer and Secretary of the Fund.

Effective August 21, 2025, Pedro Gonzalez will serve as Vice-President, Treasurer and Secretary of the Fund. Accordingly, the table on page 20 of the SAI is replaced with the following:

Name (Year of Birth)	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(i)	Other Directorships
Interested Director and Officers
Paul Hopgood (1976)(ii)	President and Director	1 year; Since Inception	President, Atlas Asset Management LLC; Former Chief Investment Officer of Santander Asset Management, LLC.	1	None
Pedro Gonzalez (1959)	Vice President, Secretary, and Treasurer	1 year; Since August 2025	Managing Director, Atlas Asset Management (since 2024); Vice-President of Finance, Transoceanic Life Insurance Co. (2021-2024); Consultant for Asset Liability and Liquidity Management, Puerto Rican Credit Unions (2020-2021)	N/A	None
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Timothy Shaloo(iii) 1970	Chief Compliance Officer	1 year; Since July 2023	Assistant Vice President, Compliance Officer, Northern Lights Compliance Services, LLC (“NLCS”) (since 2023); Senior Compliance Analyst, NLCS (2021 -2023); Compliance Specialist, Ultimus Fund Solutions, LLC (2016 to 2021).	N/A	N/A

The term of office of each Director shall be from the time of his election and qualification until the election of Directors next succeeding his election and until his successor shall have been elected and shall have qualified or until his death, or until he shall have resigned or until the last day of the calendar quarter during which he reaches 80 years of age, or until he shall have been removed. The Board may extend the retirement age for a Director who reaches 80 years of age for an additional twelve-month period.

(i)	The Fund Complex consists solely of the Fund
(ii)	An “interested person” as defined by the 1940 Act. Mr. Hopgood is deemed to be an “interested” director because he is the owner of 100% of the membership interests of the Adviser and also serves as its President.
(iii)	The address for Mr. Shaloo is Ultimus Fund Solutions, LLC, 2 Easton Oval, Suite 300, Columbus, OH 43219.

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This Supplement, and the Prospectus and SAI, each dated February 1, 2025, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and SAI have been filed with the Securities and Exchange Commission, and are incorporated by reference. These can be obtained without charge by calling the Fund at 1-855-969-8440.

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